UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2026
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On June 18, 2026, James P. Dunigan who served as a member of the Board of Directors (the "Board") of Provident Financial Services, Inc. (the "Company") and its wholly owned subsidiary, Provident Bank, retired from the Company after more than eight years of service.

(c) On June 23, 2026, Adriano Duarte CPA, currently Executive Vice President and Chief Accounting Officer of the Company, was appointed to the role of Executive Vice President and Chief Financial Officer of the Company, effective July 1, 2026. In his new role Mr. Duarte will be responsible for leading all aspects of the Finance organization, including accounting, financial planning and analysis, treasury, investor relations, corporate strategy, financial reporting, tax, facilities, and financial risk management. As Chief Financial Officer, he will serve as a key advisor to the Executive Leadership Team and the Board, helping guide the Company’s financial performance, growth strategy, capital management, and long-term value creation. He will also help identify strategic opportunities and partner across the organization to support continued growth and strong financial performance. Mr. Duarte will continue to serve in his role as Chief Accounting Officer.

Mr. Duarte's biographical information is included in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 8, 2026, and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Duarte and any other persons pursuant to which he was selected as Executive Vice President and Chief Financial Officer of the Company. There also are no family relationships between Mr. Duarte and any director or executive officer of the Company, and there are no related party transactions involving Mr. Duarte that are reportable under Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure

A copy of the press release announcing Mr. Duarte's appointment to Chief Financial Officer is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses or Funds Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description

99.1    Press release announcing Adriano M. Duarte's appointment to Chief Financial Officer dated June 23, 2026

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	June 23, 2026	By:/s/ Bennett MacDougall
Bennett MacDougall
EVP, General Counsel & Corporate Secretary